                                                                    EXHIBIT 10.5

                                    GUARANTY


     This Guaranty made as of the ____ day of June, 1998, by PRIME RETAIL, L.P. a Delaware limited partnership ("Guarantor"), to and for the benefit of NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, and its successors and assigns ("Lender").

                                    RECITALS

     A. THIRD HORIZON GROUP LIMITED PARTNERSHIP, a Delaware limited partnership, NEBRASKA CROSSING FACTORY SHOPS, L.L.C., a Delaware limited liability company, and INDIANA FACTORY SHOPS, L.L.C., a Delaware limited liability company ("Borrowers"), have requested that Lender make a loan to Borrowers in the amount of $108,205,000.00 (the "Loan"). Lender has agreed to make such loan pursuant to the terms of that certain Loan Agreement of even date among Borrowers and Lender (the "Loan Agreement"). All capitalized terms used herein unless otherwise defined shall have the meaning set forth in the Loan Agreement.

     B. Borrowers have executed and delivered to Lender a note of even date in the principal amount of $108,205,000.00 as evidence of their indebtedness to Lender (the "Note"). To secure payment of the Note, Borrower has executed and delivered to Lender the Mortgages and various other Loan Documents.

     C. Guarantor will derive benefit from the Loan insofar as the Loan will facilitate the spinoff from Guarantor of certain of the assets and liabilities of the Borrowers and the related merger of Guarantor with Horizon/Glen Outlet Centers, L.P. The execution and delivery of this Guaranty by Guarantor is a condition precedent to Lender making the Loan.

                                   AGREEMENTS

     NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agree as follows:

     1. Guarantor  absolutely,  unconditionally,  and irrevocably  guarantees to
Lender:

     (a) the full and prompt payment of the principal of and interest on the Note when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all fees and all other sums which may now be or may hereafter become due and owing under the Note, the Loan Agreement, the Mortgages, and the other Loan Documents; and

     (b) the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof).

     All   debts,   liabilities,    and   payment   obligations   described   in
subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the "Indebtedness."

     Guarantor's liability hereunder for the amounts described in Section 1.a shall not exceed Twelve Million Two Hundred Five Thousand Dollars ($12,205,000.00) (the "Guaranteed Amount"). The Guaranteed Amount shall be reduced to Ten Million Dollars ($10,000,000.00) at such time as $2,205,000 of the principal balance of the Loan, exclusive of any scheduled amortization payments, has been repaid. Anything in this Guaranty to the contrary notwithstanding, all payments made upon the indebtedness evidenced by the Note or secured by the Loan Documents or upon any of the Indebtedness (except payments from Guarantor's separate funds not derived from the Properties or any other collateral for the Indebtedness (the "Collateral") made following demand by Lender under this Guaranty), and the proceeds, rents and avails of the Properties and the Collateral shall first be deemed applied upon the unguaranteed portion of such indebtedness until such unguaranteed portion has been fully paid before any payments upon such indebtedness or any of the proceeds, rents or avails of the Properties or the Collateral shall be credited upon the obligation of Guarantor, it being the intention and agreement of Guarantor that, so long as any part of the unguaranteed portion of such indebtedness remains unpaid, no payments on such indebtedness shall be considered in whole or in part satisfaction of the obligations of Guarantor hereunder if the funds for such payment represent the proceeds, rents or avails of the Properties or any other Collateral. There shall be no limitation on the liability of Guarantor for Enforcement Costs.

     2. In the event of any default by Borrowers in making payment of the Indebtedness, as aforesaid, Guarantor agrees, on demand by Lender or the holder of the Note, to pay all the Indebtedness as is then, or as shall thereafter become, due and owing under the terms of the Note, the Mortgages and the other Loan Documents, and to pay any expenses reasonably incurred by Lender in protecting, preserving, or defending its interest in the Properties or in connection with the Loan or under any of the Loan Documents, including, without limitation, all reasonable attorneys' fees and costs, regardless of (i) any defense, right of set-off or claims which Borrowers may have against Lender or the holder of the Note and (ii) any defense, right of set-off or claims which Guarantor may have against Lender or the holder of the Note.

     3. Guarantor does hereby waive (i) notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Borrowers may have against Lender or the holder of the Note (other than payment of the Indebtedness), and any right to assert any claims that Guarantor may have against Lender as a defense, right of set-off or other claim in any action or proceeding by Lender against Borrowers or Guarantor under any of the Loan Documents, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, and (iv) any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrowers, the Properties, the Loan, or the transactions contemplated by the Loan Documents, it being understood and agreed that Lender has no duty so to inform and that Guarantor is fully responsible for being and remaining informed by the Borrowers of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Indebtedness. Credit may be granted or continued from time to time by Lender to Borrowers without notice to or authorization from Guarantor, regardless of the financial or other condition of the Borrowers at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrowers. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender to Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender. Guarantor further agree that any exculpatory language contained in the Loan Agreement, the Note or the Mortgages shall in no event apply to this Guaranty, and will not prevent Lender from proceeding against Guarantor to enforce this Guaranty.

     4. Guarantor further agrees that Guarantor's liability as guarantor shall not be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Note, or by any waiver by Lender under the Mortgages or any other Loan Documents, or by Lender's failure or election not to pursue any other remedies it may have against Borrowers, or by any change or modification in the Loan Agreement, the Note, the Mortgages or any other Loan Documents, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Indebtedness, even though Lender might lawfully have elected to apply such payments to any part or all of the Indebtedness, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Indebtedness until all indebtedness has been paid in full and the other terms, covenants and conditions of the Loan Agreement, the Mortgages and the other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrowers to amend and modify the Note, the Loan Agreement, the Mortgages or the other Loan Documents, or any thereof, and may waive or release any provision or provisions of the Note, the Loan Agreement, the Mortgages and the other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrowers may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Lender's rights hereunder or any of the Guarantor's obligations hereunder.

     5. This is an absolute, present and continuing guaranty of payment and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, the Loan Agreement, the Mortgages or any of the other Loan Documents through foreclosure proceedings under the Mortgages or otherwise, or resorting to any other guaranties, and Guarantor hereby waives the right to require Lender to join Borrowers in any action brought hereunder or to commence any action against or obtain any judgment against Borrowers or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, the Loan Agreement, the Mortgages or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of any of Guarantor's obligations hereunder, it being the purpose and intent of the Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrowers under the Loan Agreement, the Note, the Mortgages or other Loan Documents or by reason of the bankruptcy of any Borrowers or by reason of any creditor or bankruptcy proceeding instituted by or against Borrowers. In the event of the foreclosure of the Mortgages and of a deficiency, Guarantor hereby promises and agrees forthwith to pay the amount of such deficiency notwithstanding the fact that recovery of said deficiency against Borrowers would not be allowed by applicable law. This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Note, the Mortgages or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

     6. This Guaranty shall be assignable by Lender to any assignee of the Note.

     7. If: (i) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty; or (iii) an attorney is retained to represent Lender in any other proceedings whatsoever in connection with this Guaranty, then Guarantor shall pay to Lender upon demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, survey costs, minutes of foreclosure, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

     8. The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note under the remainder of this Guaranty shall continue in full force and effect.

     9. Any indebtedness of Borrowers to Guarantor now or hereafter existing is hereby subordinated to the Indebtedness. Guarantor agrees that, until the entire Indebtedness has been paid in full, Guarantor will not seek, accept, or retain for Guarantor's own account, any payment from Borrowers on account of such subordinated debt. Any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

     10. Any amounts received by Lender from any source on account of any indebtedness may be applied by Lender toward the payment of such indebtedness, and in such order of application, as is provided for payments made by Borrowers under the Loan Agreement.

     11. The Guarantor hereby submits to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waive any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. Guarantor hereby consents to the jurisdiction of either the state of federal courts in the State of Illinois, in any action, suit, or proceeding which Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude Lender from filing any such action, suit, or proceeding in any other appropriate forum.

     12. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

                  If to Lender:

                           Nomura Asset Capital Corporation
                           Two World Financial Center
                           Building B
                           New York, New York  10281
                           Attention:  Barry Funt


                  with a copy to:

                           Nomura Asset Capital Client Services LLC
                           600 East Las Colinas Blvd.
                           Suite 1300
                           Irving, Texas  75039
                           Attention:  Legal Department

                  with a copy to:

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois  60606
                           Attention:  Mark F. Mehlman

                  If to Guarantor:

                           Prime Retail, L.P.
                           100 East Pratt Street, 19th Floor
                           Baltimore, Maryland 21202
                           Attention:       Steven S. Gothelf

                  with copies to:

                           Prime Retail, L.P.
                           100 East Pratt Street, 19th Floor
                           Baltimore, Maryland 21202
                           Attention:       C. Alan Schroeder

                  and to:

                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois 60601
                           Attention:       James D. Burton

     A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day.

     13. Promptly upon the filing thereof, Guarantor shall provide copies of all registration statements and annual, quarterly, monthly or other reports and any other public information which the Guarantor or any of its respective subsidiaries file with the Securities and Exchange Commission and such other information (including without limitation, financial statements and non-financial information) as the Lender from time to time reasonably requests. Together with the quarterly and annual reports required hereunder, Guarantor shall provide a compliance certificate in form and substance satisfactory to Lender signed by the Chief Financial Officer or Chief Accounting Officer of the REIT, showing the calculations and computations necessary to determine compliance with the covenants contained in Paragraph 14(b) hereof.

     14. During the term of this Guaranty, unless the Lender should otherwise consent in writing:

     (a) The REIT shall at all times cause its common stock to be listed on a nationally recognized stock exchange, and the REIT shall remain qualified as a real estate investment trust under the Code.

     (b) The REIT shall at all times either directly or indirectly hold 100% of the general partnership interest in the Operating Partnership.

     15. The occurrence of any one or more of the following events shall constitute an event of default under this Guaranty and under each of the other Loan Documents:

     (a) The breach of any of the terms or provisions of Paragraph 14 of this Guaranty.

     (b) Any representation or warranty made by Guarantor to the Lender under or in connection with this Guaranty, or any material certificate or information delivered in connection with this Guaranty or any other Loan Document shall be materially false on the date as of which made.

     (c) The breach by Guarantor of any of the other terms and provisions of this Guaranty which is not remedied within 15 days after written notice from the Lender.

     16. In order to induce Lender to make the Loan, Guarantor makes the representations and warranties to Lender set forth in this Paragraph 16. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, the Lender would not have agreed to make the Loan.

     A. The  statements  contained  in the Recitals to this  Guaranty  regarding
Guarantor's relationship to Borrowers and to the Properties are true and correct.

     B. Guarantor has been duly organized and is validly existing and in good standing with requisite power and authority to own its properties and to transact the businesses in which it is now engaged. Guarantor is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. Guarantor possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged.

     C. Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty and the other Loan Documents to which it is a party. This Guaranty and such other Loan Documents have been duly executed and delivered by or on behalf of Guarantor.

     D. Any and all balance sheets, net worth statements, and other financial data with respect to Guarantor which have heretofore been given to Lender by Guarantor fairly and accurately present the financial condition of Guarantor as of the respective dates thereof, and, since the respective dates thereof, there has been no materially adverse change in the financial condition of Guarantor.

     E. The execution, delivery, and performance by Guarantor of this Guaranty do not and will not contravene or conflict with (i) any existing agreement between Guarantor (or any affiliate of Guarantor) and the Borrowers, (ii) any law, order, rule, regulation, writ, injunction, or decree now in effect of any government, governmental instrumentality or court having jurisdiction over Guarantor, (iii) any organizational document of Guarantor or (iv) any contractual restriction binding on or affecting Guarantor or Guarantor's property or assets.

     F. Except as disclosed in writing to Lender, there is no action, proceeding, or investigation pending or, to the knowledge of Guarantor, threatened or affecting Guarantor, which is reasonably likely to materially and adversely affect Guarantor's ability to fulfill Guarantor's obligations under this Guaranty. There are no judgments or orders for the payment of money rendered against Guarantor for an amount in excess of $500,000 in any instance or $1,000,000 in the aggregate, which have been undischarged for a period of ten
(10) or more consecutive days and the enforcement of which is not stayed by reason of a pending appeal or otherwise. Guarantor is not in default under any agreements to which Guarantor is a party, which defaults could materially adversely affect Guarantor's ability to perform its obligations under this Guaranty.

     G. All statements set forth in the Recitals are true and correct.

     Guarantor hereby agrees to indemnify and hold Lender free and harmless from and against all loss, cost, damage, and expense, including attorney's fees and costs, which Lender may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made and are deemed remade.

     17. This Guaranty and the obligations of Guarantor hereunder shall terminate if at any time Horizon Group Properties, Inc. or Horizon Group Properties, L.P. completes an offering of at least $50,000,000 of public equity or private equity from one or more investors approved by Lender (such approval not to be unreasonably withheld ) and in connection therewith, partially prepays the Loan by at least $50,000,000.

     18. Guarantor shall, within five business days after receipt thereof, deliver to Lender copies of any notices of default served on Guarantor pursuant to the terms of any other agreement to which Guarantor is a party, which defaults could materially affect Guarantor's obligations to perform their obligations under this Guaranty.

     19. This Guaranty shall be binding upon the successors and assigns of Guarantor, and shall inure to the benefit of Lender's successors and assigns.

     20. This Guaranty shall be construed and enforced under the internal laws of the State of Illinois.

     21. This Guaranty may be executed in two or more counterparts all of which shall together constitute a single original.



                         [Remainder of page left blank]

     IN WITNESS WHEREOF, Guarantor has delivered this Guaranty as of the date first written above.


                                                     PRIME RETAIL, L.P.

                                By:      Prime Retail, Inc., its general partner


                                By:      _______________________________________
                                Name:    _______________________________________
                                Title:   _______________________________________



PRIME RETAIL, INC. is signing below to
evidence its agreement to the covenants
contained in Paragraph 14

PRIME RETAIL, INC.



By:___________________________________

Name:________________________________

Title:________________________________

STATE OF ILLINOIS)
                 )  SS.
COUNTY OF COOK   )

     I, the undersigned,  a Notary Public,  in and for said County, in the State
aforesaid, DO HEREBY CERTIFY, that                           ,  personally known
to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act as ____________ of Prime Retail, Inc., on behalf of said corporation and on behalf of Prime Retail, L.P., for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal, this     day of June, 1998.


                                                         _______________________
                                                                 , Notary Public



                                               My Commission Expires:__________